Exhibit 10.50
TRIDENT MICROSYSTEMS, INC.
FORM OF STOCK OPTION AGREEMENT
(For US Participant)
     Trident Microsystems, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Trident Microsystems, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Option Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the Option (the “Plan Prospectus”), (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Option Agreement or the Plan.
     1.  Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Tax Consequences.
          2.1 Tax Status of Option. This Option is intended to have the tax status designated in the Grant Notice.
               (a) Incentive Stock Option. If the Grant Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Participant should consult with the Participant’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO PARTICIPANT: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)
               (b) Nonstatutory Stock Option. If the Grant Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.
          2.2 ISO Fair Market Value Limitation. If the Grant Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Participant under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO PARTICIPANT: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)
     3. Administration.
     All questions of interpretation concerning the Grant Notice, this Option Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Committee. All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the Option, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     4. Exercise of the Option.
          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 5) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.
          4.2 Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 5 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.
          4.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Company and subject to the limitations contained in

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Section 4.3(b), by means of (1) a Cashless Exercise, (2) a Net-Exercise, or (3) a Stock Tender Exercise; or (iii) by any combination of the foregoing.
               (b) Limitations on Forms of Consideration. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedure providing for payment of the Exercise Price through any of the means described below, including with respect to the Participant notwithstanding that such program or procedures may be available to others.
               (i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to shares of Stock acquired upon the exercise of the Option in an amount not less than the aggregate Exercise Price for such shares (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).
               (ii) Net-Exercise. A “Net-Exercise” means the delivery of a properly executed Exercise Notice electing a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to the Participant upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued. Following a Net-Exercise, the number of shares remaining subject to the Option, if any, shall be reduced by the sum of (1) the net number of shares issued to the Participant upon such exercise, and (2) the number of shares deducted by the Company for payment of the aggregate Exercise Price.
               (iii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed Exercise Notice accompanied by (1) the Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant’s payment to the Company in cash of the remaining balance of such aggregate Exercise Price not satisfied by such shares’ Fair Market Value. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
          4.4 Tax Withholding.
               (a) In General. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company Group, if any, which arise in connection with the Option. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Participant.
               (b) Withholding in Shares. The Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations upon exercise of the Option by deducting from the shares of Stock otherwise issuable to the Participant upon such exercise a number of whole shares having a fair market value, as determined by the Company as of the date of exercise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.
          4.5 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the

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Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
     5. Nontransferability of the Option.
     During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
     6. Termination of the Option.
     The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.
     7. Effect of Termination of Service.
          7.1 Option Exercisability. Except as provided below during the period commencing upon the consummation of a Change in Control and ending on the date occurring eighteen (18) months thereafter, the Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate. During the period commencing upon the consummation of a Change in Control and ending on the date occurring eighteen (18) months thereafter, the unvested portion of the Option shall not terminate if the Participant’s Service is terminated without Cause or the Participant terminates his or her Service for Good Reason (as defined below). To the extent that the preceding sentence applies, the unvested portion of the Option shall terminate, if at all, when the period for executing (and not revoking) the separation agreement and release described in Section 8 expires.

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               (a) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
               (b) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
               (c) Termination for Cause. Notwithstanding any other provision of this Option Agreement to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
               (d) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
          7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of the Participant’s Service for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions, or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.
     8. Effect of Change in Control.
     In the event of a Change in Control, except to the extent that the Committee determines to cash out the Option in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Notwithstanding the foregoing, in the event of a Change in Control in which the Acquiror, does not assume or continue the Company’s rights and obligations under any then outstanding Option subject to time-based vesting or substitute for such Option a substantially equivalent option for the Acquiror’s stock, then the vesting and exercisability of such Option which is not assumed, continued or substituted for shall be accelerated in full effective immediately prior to but conditioned upon the consummation of the Change in Control, provided the Participant is providing Services immediately prior to the Change in Control. In addition, and notwithstanding anything in this Agreement to the contrary, to the extent the Option is subject to performance based vesting, the vesting and

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exercisability of such an Option shall be accelerated in full immediately prior to but conditioned upon the consummation of the Change in Control (assuming for purposes of determining the extent of such acceleration that one hundred percent (100%) of the target level of performance was achieved), provided that Participant is providing Services immediately prior to the Change in Control. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of the Change in Control.
          To the extent that an Option is assumed, continued or substituted for by the Acquiror, such Option shall be subject to accelerated exercisability and vesting if, during the period commencing upon the consummation of the Change in Control and ending on the date occurring eighteen (18) months thereafter the Participant’s Service is terminated without Cause or the Participant terminates his or her Service for “Good Reason.” This accelerated exercisability and vesting shall only be applicable if the Participant executes a separation agreement and release and such agreement and release becomes effective in accordance with its terms no later than sixty (60) days following such termination, in which event the accelerated exercisability and vesting shall be effective on the date the separation agreement and release becomes effective.
          For purposes of this Agreement, “Good Reason” shall be defined as the occurrence of any of the following conditions without the Participant’s written consent, which condition(s) remain(s) in effect thirty (30) days after written notice to the Company from the Participant of such condition(s) and which notice must have been given within ninety (90) days following the initial occurrence of such condition(s):
          (i) a material diminution in the Participant’s authority, duties or responsibilities, causing the Participant’s position to be of materially lesser rank or responsibility as measured against the Participant’s authority, duties or responsibilities immediately prior to (A) such diminution, or (B) a Change in Control;
          (ii) a material decrease in the Participant’s “Base Salary Rate” or “Annual Target Bonus Rate” (subject to applicable performance requirements with respect to the actual amount of the Annual Target Bonus Rate earned and paid), other than any such material decrease that occurs in connection with a decrease that is imposed on all employees of the Participating Company Group (which shall include the Acquiror) at the time of such decrease; or
          (iii) the relocation of the Participant’s work place to a location that increases the regular commute distance between the Participant’s residence and work place by more than thirty (30) miles (one-way).
In the event that a Participant continues his/her employment for a period of one hundred eighty (180) days or more following the occurrence of any condition constituting Good Reason, such condition shall no longer constitute Good Reason.
          In addition, for purposes of this Agreement, “Annual Target Bonus Rate” means an amount equal to the aggregate of all annual incentive bonuses that would be earned by the Participant at the targeted annual rate (assuming attainment of 100% of all applicable performance goals) under the terms of the programs, plans or agreements providing for such bonuses in which the Participant was participating for the fiscal year in which the Participant’s termination occurs. For this purpose, annual incentive bonuses shall not include signing bonuses or other nonrecurring cash incentive awards. Further, for this purpose, “Base Salary Rate” means the greater of the Participant’s (i) monthly base salary rate in effect immediately prior to his/her Termination, or (ii) monthly base salary rate in effect immediately prior to a Change in Control, in either case without giving effect to any reduction in the Participant’s base salary rate that constitutes a Good Reason. For this purpose, base salary does not include any bonuses, commissions, fringe benefits, car allowances, other irregular payments or any other compensation except base salary.
          Notwithstanding anything in the Plan to the contrary, “Change in Control” shall mean for purposes of this Agreement the occurrence of any of the following:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such

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person) “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than percent (50%) of the total combined voting power of the Company’s then-outstanding stock entitled to vote generally in the election of directors;
          (ii) the Company is party to a merger or consolidation which results in the holders of the voting stock of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the stock entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation;
          (iii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company); or
          (iv) a change in the composition of the Company’s Board within any consecutive 12-month period as a result of which fewer than a majority of the directors are Incumbent Directors;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) above in which a majority of the members of the board of directors of the Acquiror, immediately after such transaction is comprised of directors who were members of the Board immediately prior to consummation of such transaction.
     9. Adjustments for Changes in Capital Structure.
     Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.
     10. Rights as a Stockholder, Director, Employee or Consultant.
     The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.
     11. Notice of Sales Upon Disqualifying Disposition.

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     The Participant shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Grant Notice designates this Option as an Incentive Stock Option, the Participant shall (a) promptly notify the Chief Financial Officer of the Company if the Participant disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Participant exercises all or part of the Option or within two (2) years after the Date of Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Participant disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Participant shall hold all shares acquired pursuant to the Option in the Participant’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.
     12. Legends.
     The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT DISQUALIFYING DISPOSITION DATE HERE]. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”
     13. Miscellaneous Provisions.
          13.1 Termination or Amendment. The Committee may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.
          13.2 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.
          13.3 Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
          13.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company,

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or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
          (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
          (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.4(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 13.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.4(a).
          13.5 Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.
          13.6 Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
          13.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9

TRIDENT MICROSYSTEMS, INC.
FORM OF STOCK OPTION AGREEMENT
(For Non-US Participant)
     Trident Microsystems, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Trident Microsystems, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Option Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the Option (the “Plan Prospectus”), (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Option Agreement or the Plan.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Certain Conditions of the Option.
          2.1 Compliance with Local Law. The Participant agrees that the Participant will not acquire shares pursuant to the Option or transfer, assign, sell or otherwise deal with such shares except in compliance with Local Law.
          2.2 Employment Conditions. In accepting the Option, the Participant acknowledges that:
               (a) Any notice period mandated under Local Law shall not be treated as Service for the purpose of determining the vesting of the Option; and the Participant’s right to exercise the Option after termination of Service, if any, will be measured by the date of termination of the Participant’s active Service and will not be extended by any notice period mandated under Local Law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (b) The vesting of the Option shall cease upon, and no shares shall become Vested Shares following, the Participant’s termination of Service for any reason except as may be explicitly provided by the Plan or this Agreement.
               (c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Option Agreement.
               (d) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

               (e) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.
               (f) The Participant’s participation in the Plan shall not create a right to further Service with any Participating Company and shall not interfere with the ability of any Participating Company to terminate the Participant’s Service at any time, with or without cause.
               (g) The Participant is voluntarily participating in the Plan.
               (h) The Option is an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to any Participating Company, and which is outside the scope of the Participant’s employment contract, if any.
               (i) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (j) In the event that the Participant is not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore the Option grant will not be interpreted to form an employment contract with any other Participating Company.
               (k) The future value of the underlying shares is unknown and cannot be predicted with certainty. If the underlying shares do not increase in value, the Option will have no value. If the Participant exercises the Option and obtains shares, the value of those shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.
               (l) No claim or entitlement to compensation or damages arises from termination of the Option or diminution in value of the Option or shares purchased through exercise of the Option resulting from termination of the Participant’s Service (for any reason whether or not in breach of Local Law) and the Participant irrevocably releases the Company and each other Participating Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Option Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.
          2.3 Data Privacy Consent.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among the members of the Participating Company Group for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that the Participating Company Group holds certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any shares acquired upon exercise of the Option. The

Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant’s local human resources representative.
     3. Administration.
     All questions of interpretation concerning the Grant Notice, this Option Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Committee. All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the Option, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     4. Exercise of the Option.
          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 5) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.
          4.2 Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 5 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.
          4.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Company and subject to the limitations contained in Section 4.3(b), by means of (1) a Cashless Exercise, (2) a Net-Exercise, or (3) a Stock Tender Exercise; or (iii) by any combination of the foregoing.

               (b) Limitations on Forms of Consideration. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedure providing for payment of the Exercise Price through any of the means described below, including with respect to the Participant notwithstanding that such program or procedures may be available to others.
                    (i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to shares of Stock acquired upon the exercise of the Option in an amount not less than the aggregate Exercise Price for such shares (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).
                    (ii) Net-Exercise. A “Net-Exercise” means the delivery of a properly executed Exercise Notice electing a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to the Participant upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued. Following a Net-Exercise, the number of shares remaining subject to the Option, if any, shall be reduced by the sum of (1) the net number of shares issued to the Participant upon such exercise, and (2) the number of shares deducted by the Company for payment of the aggregate Exercise Price.
                    (iii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed Exercise Notice accompanied by (1) the Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant’s payment to the Company in cash of the remaining balance of such aggregate Exercise Price not satisfied by such shares’ Fair Market Value. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
          4.4 Tax Withholding.
               (a) In General. Regardless of any action taken by the Company or any other Participating Company with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (the “Tax Obligations”), the Participant acknowledges that the ultimate liability for all Tax Obligations legally due by the Participant is and remains the Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including the grant, vesting or exercise of the Option, the subsequent sale of shares acquired pursuant to such exercise, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate the Participant’s liability for Tax Obligations. At the time of exercise of the Option, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company and any other Participating Company. In this regard, at the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company or any other Participating Company, the Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by each Participating Company which arise in connection with the Option. Alternatively, or in addition, if permissible under applicable law, including Local Law, the Company or any other Participating Company may sell or arrange for the sale of shares acquired by the Participant to satisfy the Tax Obligations. Finally, the Participant shall pay to the Company or any other Participating Company any amount of the Tax Obligations that any such company may be required to withhold as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have no obligation to process the exercise of the Option or to deliver shares until the Tax Obligations as described in this Section have been satisfied by the Participant.
               (b) Withholding in Shares. If permissible under applicable law, including Local Law, the Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of the Tax Obligations upon exercise of the Option by deducting from the shares of Stock otherwise issuable to the Participant upon such exercise a number of whole shares having a fair market value, as determined by the Company as of the date of exercise, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates.
          4.5 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of United States federal or state or Local Law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable United States federal or state or foreign securities laws, including Local Law, or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
     5. Nontransferability of the Option.
     During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
     6. Termination of the Option.
     The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

     7. Effect of Termination of Service.
          7.1 Option Exercisability. Except as provided below during the period commencing upon the consummation of a Change in Control and ending on the date occurring eighteen (18) months thereafter,, the Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate. During the period commencing upon the consummation of a Change in Control and ending on the date occurring eighteen (18) months thereafter the unvested portion of the Option shall not terminate if the Participant’s Service is terminated without Cause or the Participant terminates his or her Service for “Good Reason” (as defined below). To the extent that the preceding sentence applies, the unvested portion of the Option shall terminate, if at all, when the period for executing (and not revoking) the separation agreement and release described in Section 8 expires.
               (a) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
               (b) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
               (c) Termination for Cause. Notwithstanding any other provision of this Option Agreement to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
               (d) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
          7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of the Participant’s Service for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions, or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.
     8. Effect of Change in Control.
     In the event of a Change in Control, except to the extent that the Committee determines to cash out the Option in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Notwithstanding the foregoing, in the event of a Change in Control in which the Acquiror, does not assume or continue the Company’s rights and obligations under any then outstanding Option subject to time-based vesting or substitute for such Option a substantially equivalent option for the Acquiror’s stock, then the vesting and exercisability of such Option which is not assumed, continued or substituted for shall be accelerated in full effective immediately prior to but conditioned upon the consummation of the Change in Control, provided the Participant is providing Services immediately prior to the Change in Control. In addition, and notwithstanding anything in this Agreement to the contrary, to the extent the Option is subject to performance based vesting, the vesting and exercisability of such an Option shall be accelerated in full immediately prior to but conditioned upon the consummation of the Change in Control (assuming for purposes of determining the extent of such acceleration that one hundred percent (100%) of the target level of performance was achieved), provided that Participant is providing Services immediately prior to the Change in Control. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of the Change in Control.
          To the extent that an Option is assumed, continued or substituted for by the Acquiror, such Option shall be subject to accelerated exercisability and vesting if, during the period commencing upon the consummation of the Change in Control and ending on the date occurring eighteen (18) months thereafter the Participant’s Service is terminated without Cause or the Participant terminates his or her Service for “Good Reason.” This accelerated exercisability and vesting shall only be applicable if the Participant executes a separation agreement and release and such agreement and release becomes effective in accordance with its terms no later than sixty (60) days following such termination, in which event the accelerated exercisability and vesting shall be effective on the date the separation agreement and release becomes effective.
          For purposes of this Agreement, “Good Reason” shall be defined as the occurrence of any of the following conditions without the Participant’s written consent, which condition(s) remain(s) in effect thirty (30) days after written notice to the Company from the Participant of such condition(s) and which notice must have been given within ninety (90) days following the initial occurrence of such condition(s):
          (i) a material diminution in the Participant’s authority, duties or responsibilities, causing the Participant’s position to be of materially lesser rank or responsibility as measured against the Participant’s authority, duties or responsibilities immediately prior to (A) such diminution, or (B) a Change in Control;
          (ii) a material decrease in the Participant’s “Base Salary Rate” or “Annual Target Bonus Rate” (subject to applicable performance requirements with respect to the actual amount of the Annual Target Bonus Rate earned and paid) other than any such material decrease that occurs in connection with a decrease that is imposed on all employees of the Participating Company Group (which shall include the Acquiror) at the time of such decrease; or
          (iii) the relocation of the Participant’s work place to a location that increases the regular commute distance between the Participant’s residence and work place by more than thirty (30) miles (one-way).
In the event that a Participant continues his/her employment for a period of one hundred eighty (180) days or more following the occurrence of any condition constituting Good Reason, such condition shall no longer constitute Good Reason.
          In addition, for purposes of this Agreement, “Annual Target Bonus Rate” means an amount equal to the aggregate of all annual incentive bonuses that would be earned by the Participant at the targeted annual rate (assuming attainment of 100% of all applicable performance goals) under the terms of the programs, plans or agreements providing for such bonuses in which the Participant was participating for the fiscal year in which the

Participant’s termination occurs. For this purpose, annual incentive bonuses shall not include signing bonuses or other nonrecurring cash incentive awards. Further, for this purpose, “Base Salary Rate” means the greater of the Participant’s (i) monthly base salary rate in effect immediately prior to his/her Termination, or (ii) monthly base salary rate in effect immediately prior to a Change in Control, in either case without giving effect to any reduction in the Participant’s base salary rate that constitutes a Good Reason. For this purpose, base salary does not include any bonuses, commissions, fringe benefits, car allowances, other irregular payments or any other compensation except base salary.
          Notwithstanding anything in the Plan to the contrary, “Change in Control” shall mean for purposes of this Agreement the occurrence of any of the following:
                    (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person) “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than percent (50%) of the total combined voting power of the Company’s then-outstanding stock entitled to vote generally in the election of directors;
                    (ii) the Company is party to a merger or consolidation which results in the holders of the voting stock of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the stock entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation;
                    (iii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company); or
                    (iv) a change in the composition of the Company’s Board within any consecutive 12-month period as a result of which fewer than a majority of the directors are Incumbent Directors;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) above in which a majority of the members of the board of directors of the Acquiror, immediately after such transaction is comprised of directors who were members of the Board immediately prior to consummation of such transaction.
     9. Adjustments for Changes in Capital Structure.
     Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

     10. Rights as a Stockholder, Director, Employee or Consultant.
     The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is for no specified term. Nothing in this Option Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.
     11. Legends.
     The Company may at any time place legends referencing any applicable United States federal or state or foreign securities law, including Local Law, restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section.
     12. Miscellaneous Provisions.
          12.1 Termination or Amendment. The Committee may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.
          12.2 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.
          12.3 Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
          12.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 12.4(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 12.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 12.4(a).
          12.5 Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.
          12.6 Country-Specific Terms and Conditions. Notwithstanding any other provision of this Option Agreement to the contrary, the Option shall be subject to the specific terms and conditions, if any, set forth in the Appendix to this Option Agreement which are applicable to the Participant’s country of residence, the provisions of which are incorporated in and constitute part of this Option Agreement. Moreover, if the Participant relocates to one of the countries included in the Appendix, the specific terms and conditions applicable to such country will apply to the Option to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan or this Option Agreement.
          12.7 Applicable Law. Except as provided pursuant to Section 12.6, this Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties as evidenced by this Option Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of Santa Clara, California, or the federal courts of the United States for the Northern District of California, and no other courts, where this Option Agreement is made and/or performed.
          12.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

APPENDIX
ADDITIONAL TERMS AND CONDITIONS OF
TRIDENT MICROSYSTEMS, INC.
STOCK OPTION AGREEMENT
FOR NON-US PARTICIPANTS
This Appendix includes additional terms and conditions that govern the Option granted to the Participant if he or she resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan or the Option Agreement.
NETHERLANDS
Notification for Dutch Employees
The Participant has been granted an Option pursuant to which the Participant may acquire shares of Stock. The Participant should be aware of the Dutch insider trading rules, which may affect the sale of Stock. In particular, the Participant may be prohibited from effecting certain share transactions if the Participant has “inside information” regarding the Company. The applicable restrictions are further discussed below. The Participant is advised to read the discussion carefully to determine whether the insider trading rules could apply to the Participant. If it is uncertain whether the insider trading rules apply, the Company recommends that the Participant consult with his or her legal advisor. Please note that the Company cannot be held liable if the Participant violates the Dutch insider trading rules. The Participant is responsible for ensuring compliance with these rules.
Prohibition Against Insider Trading. Dutch securities law prohibits insider trading. Under Article 46 of the Act on the Supervision of the Securities Trade 1995, anyone who has “inside information” related to the Company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of a detail concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price. The insider could be any employee of the Company or its Dutch subsidiary or affiliate who has inside information.
Given the broad scope of the definition of inside information, certain employees of the Company or of a Participating Company working at its Dutch subsidiary or affiliate may have inside information and thus are prohibited from engaging in a transaction in securities of the Company in the Netherlands at a time when they have such inside information.
By entering into the Option Agreement, the Participant acknowledges having read and understood the notification above and acknowledges that it is the Participant’s responsibility to comply with the Dutch insider trading rules.
UNITED KINGDOM
Tax and National Insurance Contributions Acknowledgment. The following provision supplements Section 4.4 of the Option Agreement:
The Participant agrees that if he or she does not pay, or the Company or another Participating Company does not withhold from the Participant, the full amount of the Tax Obligations that the Participant owes due to the exercise of the Option, or the release or assignment of the Option for consideration, or the receipt of any other benefit in connection with the Option (the “Taxable Event”) within ninety (90) days after the Taxable Event, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, then the amount that should have been withheld shall constitute a loan owed by the Participant to the Participant’s employer, effective ninety (90) days after the Taxable Event. The Participant agrees that the loan will bear interest at the official rate of HM Revenue and Customs (“HMRC”) and will be immediately due and repayable by the Participant, and the Company or another Participating Company may recover the loan at any time thereafter by withholding the funds from salary, bonus or any other funds due to the Participant by the Participating Company, by withholding in shares of Stock issued upon exercise of the Option or from the cash proceeds from the sale of shares of Stock or by demanding cash or a cheque from the Participant. The Participant also authorizes the Company to delay the issuance of any shares of Stock to him or her unless and until the loan is repaid in full.
Notwithstanding the foregoing, if the Participant is an executive officer or director (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that the Participant is an executive officer or director and Tax Obligations are not collected from or paid by him or her within ninety (90) days after the taxable event, the amount of any uncollected Tax Obligations may constitute a benefit to the Participant on which additional income tax and national insurance contributions may be payable. The Participant will be responsible for reporting any income tax and National Insurance Contributions due on this additional benefit directly to HMRC under the self-assessment regime.
Joint Election for Pass-Through of Employer National Insurance Contributions. The Participant acknowledges and agrees that participation in the Plan and the exercise of the Option may, at the Company’s discretion, be subject to and contingent upon the Participant’s prompt execution of the Inland Revenue approved joint election in the form provided by the Company or its subsidiary, transferring all or a portion of the Company’s (or its subsidiary’s) National Insurance Contribution liability to the Participant.

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TRIDENT MICROSYSTEMS, INC.
FORM OF RESTRICTED STOCK AGREEMENT
(For US Participant)
     Trident Microsystems, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Restricted Stock (the “Grant Notice”) to which this Restricted Stock Agreement (the “Agreement”) is attached an Award consisting of Shares subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Trident Microsystems, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the Shares (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Administration.
     All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award shall be determined by the Committee. All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Award. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     3. The Award.
          3.1 Grant and Issuance of Shares. On the Date of Grant, the Participant shall acquire and the Company shall issue, subject to the provisions of this Agreement, a number of Shares equal to the Total Number of Shares. As a condition to the issuance of the Shares, the Participant shall execute and deliver the Grant Notice to the Company, and, if required by the Company, an Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form provided by the Company.
          3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than to satisfy applicable tax withholding, if any, with respect to the issuance or vesting of the Shares) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the Shares issued pursuant to the Award.

          3.3 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit the Shares with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 6. Furthermore, the Participant hereby authorizes the Company, in its sole discretion, to deposit, following the term of such Escrow, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares which are no longer subject to such Escrow. Except as provided by the foregoing, a certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          3.4 Issuance of Shares in Compliance with Law. The issuance of the Shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     4. Vesting of Shares.
     Except as provided below in connection with a Change in Control, Shares acquired pursuant to this Agreement shall become Vested Shares as provided in the Grant Notice. For purposes of determining the number of Vested Shares following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
     5. Company Reacquisition Right.
          5.1 Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Superseding Agreement, if any, in the event that (a) the Participant’s Service terminates for any reason or no reason, with or without cause, or (b) the Participant, the Participant’s legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event), including, without limitation, any transfer to a nominee or agent of the Participant, any Shares which are not Vested Shares (“Unvested Shares”), the Participant shall forfeit and the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).
          5.2 Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 9, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Shares,” “Stock” and “Unvested Shares” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Shares following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
          5.3 Obligation to Repay Certain Cash Dividends and Distributions. The Participant shall, at the discretion of the Company, be obligated to promptly repay to the Company upon termination of the Participant’s

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Service any dividends and other distributions paid to the Participant in cash with respect to Unvested Shares reacquired by the Company pursuant to the Company Reacquisition Right.
     6. Escrow.
          6.1 Appointment of Agent. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant and the Company hereby appoint the Secretary of the Company, or any other person designated by the Company, as their agent and as attorney-in-fact for the Participant (the “Agent”) to hold any and all Unvested Shares and to sell, assign and transfer to the Company any such Unvested Shares reacquired by the Company pursuant to the Company Reacquisition Right. The Participant understands that appointment of the Agent is a material inducement to make this Agreement and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.
          6.2 Establishment of Escrow. The Participant authorizes the Company to deposit the Unvested Shares with the Company’s transfer agent to be held in book entry form, as provided in Section 3.3, and the Participant agrees to deliver to and deposit with the Agent each certificate, if any, evidencing the Shares and, if required by the Company, an Assignment Separate from Certificate with respect to such book entry shares and each such certificate duly endorsed (with date and number of Shares blank) in the form attached to this Agreement, to be held by the Agent under the terms and conditions of this Section 6 (the “Escrow”). Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property (other than regular, periodic dividends paid on Stock pursuant to the Company’s dividend policy) or any other adjustment upon a change in the capital structure of the Company, as described in Section 9, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the Shares that remain, following such Ownership Change Event, dividend, distribution or change described in Section 9, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the Shares immediately before such event. The Company shall bear the expenses of the Escrow.
          6.3 Delivery of Shares to Participant. The Escrow shall continue with respect to any Shares for so long as such Shares remain subject to the Company Reacquisition Right. Upon termination of the Company Reacquisition Right with respect to Shares, the Company shall so notify the Agent and direct the Agent to deliver such number of Shares to the Participant. As soon as practicable after receipt of such notice, the Agent shall cause the Shares specified by such notice to be delivered to the Participant, and the Escrow shall terminate with respect to such Shares.
     7. Tax Matters.
          7.1 Tax Withholding.
               (a) In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any restriction with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from the Escrow established pursuant to Section 6 until the tax withholding obligations of the Participating Company have been satisfied by the Participant.
               (b) Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form

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approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares becoming Vested Shares on a Vesting Date as provided in the Grant Notice.
               (c) Withholding in Shares. The Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by withholding a number of whole, Vested Shares otherwise deliverable to the Participant or by the Participant’s tender to the Company of a number of whole, Vested Shares or vested shares acquired otherwise than pursuant to the Award having, in any such case, a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.
          7.2 Election Under Section 83(b) of the Code.
               (a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the fair market value of the Shares as of the date on which the Shares are “substantially vested,” within the meaning of Section 83. In this context, “substantially vested” means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the fair market value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).
               (b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT’S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.
               (c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.
     8. Effect of Change in Control.
     In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under the Award or substitute for the Award a substantially equivalent award for the Acquiror’s stock. For purposes of this Section, the Award shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, for each Share subject to the Award immediately prior to the Change

4

in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Notwithstanding the foregoing, Shares acquired pursuant to the Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Agreement except as otherwise provided herein.
          To the extent that an Award is assumed, continued or substituted for by the Acquiror, such Award shall be subject to accelerated vesting if, during the during the period commencing upon the consummation of the Change in Control and ending on the date occurring eighteen (18) months thereafter the Participant’s Service is terminated without Cause or the Participant terminates his or her Service for “Good Reason.” This accelerated vesting shall only be applicable if the Participant executes a separation agreement and release and such agreement and release becomes effective in accordance with its terms no later than sixty (60) days following such termination, in which event the accelerated vesting shall be effective on the date the separation agreement and release becomes effective.
          For purposes of this Agreement, “Good Reason” shall be defined as the occurrence of any of the following conditions without the Participant’s written consent, which condition(s) remain(s) in effect thirty (30) days after written notice to the Company from the Participant of such condition(s) and which notice must have been given within ninety (90) days following the initial occurrence of such condition(s):
          (i) a material diminution in the Participant’s authority, duties or responsibilities, causing the Participant’s position to be of materially lesser rank or responsibility as measured against the Participant’s authority, duties or responsibilities immediately prior to (A) such diminution, or (B) a Change in Control;
          (ii) a material decrease in the Participant’s “Base Salary Rate” or “Annual Target Bonus Rate” (subject to applicable performance requirements with respect to the actual amount of the Annual Target Bonus Rate earned and paid) other than any such material decrease that occurs in connection with a decrease that is imposed on all employees of the Participating Company Group (which shall include the Acquiror) at the time of such decrease; or
          (iii) the relocation of the Participant’s work place to a location that increases the regular commute distance between the Participant’s residence and work place by more than thirty (30) miles (one-way).
In the event that a Participant continues his/her employment for a period of one hundred eighty (180) days or more following the occurrence of any condition constituting Good Reason, such condition shall no longer constitute Good Reason.
          In addition, for purposes of this Agreement, “Annual Target Bonus Rate” means an amount equal to the aggregate of all annual incentive bonuses that would be earned by the Participant at the targeted annual rate (assuming attainment of 100% of all applicable performance goals) under the terms of the programs, plans or agreements providing for such bonuses in which the Participant was participating for the fiscal year in which the Participant’s termination occurs. For this purpose, annual incentive bonuses shall not include signing bonuses or other nonrecurring cash incentive awards. Further, for this purpose, “Base Salary Rate” means the greater of the Participant’s (i) monthly base salary rate in effect immediately prior to his/her Termination, or (ii) monthly base salary rate in effect immediately prior to a Change in Control, in either case without giving effect to any reduction in the Participant’s base salary rate that constitutes a Good Reason. For this purpose, base salary does not include any bonuses, commissions, fringe benefits, car allowances, other irregular payments or any other compensation except base salary.
          Notwithstanding anything in the Plan to the contrary, “Change in Control” shall mean for purposes of this Agreement the occurrence of any of the following:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person) “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or

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indirectly, of stock of the Company representing more than percent (50%) of the total combined voting power of the Company’s then-outstanding stock entitled to vote generally in the election of directors;
          (ii) the Company is party to a merger or consolidation which results in the holders of the voting stock of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the stock entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation;
          (iiii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company); or
          (iv) a change in the composition of the Company’s Board within any consecutive 12-month period as a result of which fewer than a majority of the directors are Incumbent Directors;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) above in which a majority of the members of the board of directors of the Acquiror, immediately after such transaction is comprised of directors who were members of the Board immediately prior to consummation of such transaction.
     9. Adjustments for Changes in Capital Structure.
     Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares of stock or other property subject to the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, subject to Section 5.3) to which Participant is entitled by reason of ownership of shares acquired pursuant to this Award will be immediately subject to the provisions of this Award on the same basis as all shares originally acquired hereunder. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.
     10. Rights as a Stockholder, Director, Employee or Consultant.
     The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 9. Subject to the provisions of this Agreement, the Participant shall exercise all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 6, including the right to vote such Shares and to receive all dividends and other distributions paid with respect to such Shares, subject to Section 5.3. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.

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     11. Legends.
     The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THIS CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
     12. Transfers in Violation of Agreement.
     No Shares may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company’s transfer agent.
     13. Miscellaneous Provisions.
          13.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.
          13.2 Nontransferability of the Award. The right to acquire Shares pursuant to the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
          13.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
          13.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
          13.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

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               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the parties may deliver electronically any notices called for in connection with the Escrow and the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and notices in connection with the Escrow, as described in Section 13.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.5(a).
          13.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any settlement of the Award and shall remain in full force and effect.
          13.7 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
          13.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto ____________________________________________ ____________________ (_________________) shares of the Capital Stock of TRIDENT MICROSYSTEMS, INC. standing in the undersigned’s name on the books of said corporation represented by Certificate No. herewith and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated: _____________________
Signature

Print Name
Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Company Reacquisition Right set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Participant.

SAMPLE
Internal Revenue Service
______________________
______________________
[IRS Service Center
where Form 1040 is Filed]
Re: Section 83(b) Election
Dear Sir or Madam:
The following information is submitted pursuant to section 1.83-2 of the Treasury Regulations in connection with this election by the undersigned under section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”).
1.	The name, address and taxpayer identification number of the taxpayer are:

Name:

Address:

Social Security Number:

2.	The following is a description of each item of property with respect to which the election is made:
____________________ shares of common stock of Trident Microsystems, Inc. (the “Shares”), acquired from Trident Microsystems, Inc. (the “Company”) pursuant to a restricted stock grant.
3.	The property was transferred to the undersigned on:
Restricted stock grant date: __________________
The taxable year for which the election is made is:
Calendar Year _______
4.	The nature of the restriction to which the property is subject:
The Shares are subject to automatic forfeiture to the Company upon the occurrence of certain events. This forfeiture provision lapses with regard to a portion of the Shares based upon the continued performance of services by the taxpayer over time.
5.	The following is the fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the property with respect to which the election is made:
$ _________________ (______________ Shares at $ _____________ per share).
The property was transferred to the taxpayer pursuant to the grant of an award of restricted stock.
6.	The following is the amount paid for the property:
No monetary consideration was provided in exchange for the Shares.

7.	A copy of this election has been furnished to the Company, the corporation for which the services were performed by the undersigned.
Please acknowledge receipt of this election by date or received-stamping the enclosed copy of this letter and returning it to the undersigned. A self-addressed stamped envelope is provided for your convenience.
Very truly yours,

Date: _________________________________

Enclosures
cc: Trident Microsystems, Inc.

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TRIDENT MICROSYSTEMS, INC.
FORM OF RESTRICTED STOCK UNITS AGREEMENT
(For US Participant)
     Trident Microsystems, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an Award consisting of Restricted Stock Units subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms conditions of the Trident Microsystems, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
               (a) “Dividend Equivalent Units” mean additional Restricted Stock Units credited pursuant to Section 3.3.
               (b) “Units” mean the Restricted Stock Units originally granted pursuant to the Award and the Dividend Equivalent Units credited pursuant to the Award, as both shall be adjusted from time to time pursuant to Section 9.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Administration.
     All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award shall be determined by the Committee. All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Award. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     3. The Award.
          3.1 Grant of Units. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 3.3 and Section 9. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock.
          3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
          3.3 Dividend Equivalent Units. On the date that the Company pays a cash dividend to holders of Stock generally, the Participant shall be credited with a number of additional whole Dividend Equivalent Units determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Stock on such date and (ii) the total number of Restricted Stock Units and Dividend Equivalent Units previously credited to the Participant pursuant to the Award and which have not been settled or forfeited pursuant to the Company Reacquisition Right (as defined below) as of such date, by (b) the Fair Market Value per share of Stock on such date. Any resulting fractional Dividend Equivalent Unit shall be rounded to the nearest whole number. Such additional Dividend Equivalent Units shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited.
     4. Vesting of Units.
     Except as provided below in connection with a Change in Control, Units acquired pursuant to this Agreement shall become Vested Units as provided in the Grant Notice. Dividend Equivalent Units shall become Vested Units at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
     5. Company Reacquisition Right.
          5.1 Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Superseding Agreement, if any, in the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).
          5.2 Ownership Change Event, Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 9, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 3.3) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units shall be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
     6. Settlement of the Award.
          6.1 Issuance of Shares of Stock. Subject to the provisions of Section 6.3 below, the Company shall issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s Trading Compliance Policy.

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          6.2 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          6.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.
     7. Tax Withholding.
          7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company have been satisfied by the Participant.
          7.2 Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
          7.3 Withholding in Shares. The Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.
     8. Effect of Change in Control.
     In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations with respect to all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit shall be deemed assumed

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if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Notwithstanding the foregoing, in the event of a Change in Control in which the Acquiror, does not assume or continue the Company’s rights and obligations under any then outstanding Units subject to time-based vesting or substitute for such Unit a substantially equivalent right for the Acquiror’s stock, then the vesting and settlement of such Unit which is not assumed, continued or substituted for shall be accelerated in full effective immediately prior to but conditioned upon the consummation of the Change in Control, provided the Participant is providing Services immediately prior to the Change in Control. In addition, and notwithstanding anything in this Agreement to the contrary, to the extent the Unit is subject to performance based vesting, the vesting and settlement of such a Unit shall be accelerated in full immediately prior to but conditioned upon the consummation of the Change in Control (assuming for purposes of determining the extent of such acceleration that one hundred percent (100%) of the target level of performance was achieved), provided that Participant is providing Services immediately prior to the Change in Control.
          To the extent that a Unit is assumed, continued or substituted for by the Acquiror, such Unit shall be subject to accelerated vesting and settlement if, during the period commencing upon the consummation of the Change in Control and ending on the date occurring eighteen (18) months thereafter the Participant’s Service is terminated without Cause or the Participant terminates his or her Service for “Good Reason.” This accelerated vesting and settlement shall only be applicable if the Participant executes a separation agreement and release and such agreement and release becomes effective in accordance with its terms no later than sixty (60) days following such termination, in which event the accelerated vesting and settlement shall be effective on the date the separation agreement and release becomes effective; provided, however, that if the Unit constitutes Section 409A Deferred Compensation, the effective date of the vesting shall occur on the date which is sixty (60) days from the qualifying Separation from Service (as defined below) and the settlement shall occur on the later of the date of vesting or the date determined pursuant to Section 12.1, below.
          For purposes of this Agreement, “Good Reason” shall be defined as the occurrence of any of the following conditions without the Participant’s written consent, which condition(s) remain(s) in effect thirty (30) days after written notice to the Company from the Participant of such condition(s) and which notice must have been given within ninety (90) days following the initial occurrence of such condition(s):
          (i) a material diminution in the Participant’s authority, duties or responsibilities, causing the Participant’s position to be of materially lesser rank or responsibility as measured against the Participant’s authority, duties or responsibilities immediately prior to (A) such diminution, or (B) a Change in Control;
          (ii) a material decrease in the Participant’s “Base Salary Rate” or “Annual Target Bonus Rate” (subject to applicable performance requirements with respect to the actual amount of the Annual Target Bonus Rate earned and paid) other than any such material decrease that occurs in connection with a decrease that is imposed on all employees of the Participating Company Group (which shall include the Acquiror) at the time of such decrease; or
          (iii) the relocation of the Participant’s work place to a location that increases the regular commute distance between the Participant’s residence and work place by more than thirty (30) miles (one-way).
In the event that a Participant continues his/her employment for a period of one hundred eighty (180) days or more following the occurrence of any condition constituting Good Reason, such condition shall no longer constitute Good Reason.
          In addition, for purposes of this Agreement, “Annual Target Bonus Rate” means an amount equal to the aggregate of all annual incentive bonuses that would be earned by the Participant at the targeted annual rate (assuming attainment of 100% of all applicable performance goals) under the terms of the programs, plans or agreements providing for such bonuses in which the Participant was participating for the fiscal year in which the

4

Participant’s termination occurs. For this purpose, annual incentive bonuses shall not include signing bonuses or other nonrecurring cash incentive awards. Further, for this purpose, “Base Salary Rate” means the greater of the Participant’s (i) monthly base salary rate in effect immediately prior to his/her Termination, or (ii) monthly base salary rate in effect immediately prior to a Change in Control, in either case without giving effect to any reduction in the Participant’s base salary rate that constitutes a Good Reason. For this purpose, base salary does not include any bonuses, commissions, fringe benefits, car allowances, other irregular payments or any other compensation except base salary.
          Notwithstanding anything in the Plan to the contrary, “Change in Control” shall mean for purposes of this Agreement the occurrence of any of the following:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person) “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than percent (50%) of the total combined voting power of the Company’s then-outstanding stock entitled to vote generally in the election of directors;
          (ii) the Company is party to a merger or consolidation which results in the holders of the voting stock of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the stock entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation;
          (iiii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company); or
          (iv) a change in the composition of the Company’s Board within any consecutive 12-month period as a result of which fewer than a majority of the directors are Incumbent Directors;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) above in which a majority of the members of the board of directors of the Acquiror, immediately after such transaction is comprised of directors who were members of the Board immediately prior to consummation of such transaction. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Agreement by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.
     9. Adjustments for Changes in Capital Structure.
     Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 3.3) to which Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Award on the same basis as all Units

5

originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.
     10. Rights as a Stockholder, Director, Employee or Consultant.
     The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 3.3 and Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
     11. Legends.
     The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
     12. Compliance with Section 409A.
     It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award that may result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. In connection with effecting such compliance with Section 409A, the following shall apply:
          12.1 Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) shall be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service shall paid to the Participant before the date (the “Delayed Payment Date”) which is first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
          12.2 Other Delays in Payment. Neither the Participant nor the Company shall take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
          12.3 Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The

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Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.
          12.4 Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.
     13. Miscellaneous Provisions.
          13.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement shall be effective unless in writing.
          13.2 Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
          13.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
          13.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
          13.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by

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the Company, the delivery of the Grant Notice, as described in Section 13.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.5(a).
          13.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any settlement of the Award and shall remain in full force and effect.
          13.7 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
          13.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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TRIDENT MICROSYSTEMS, INC.
FORM OF RESTRICTED STOCK UNITS AGREEMENT
(For Non-US Participant)
     Trident Microsystems, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an Award consisting of Restricted Stock Units subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms conditions of the Trident Microsystems, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
     1. DEFINITIONS AND CONSTRUCTION.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
               (a) “Dividend Equivalent Units” mean additional Restricted Stock Units credited pursuant to Section 4.3.
               (b) “Units” mean the Restricted Stock Units originally granted pursuant to the Award and the Dividend Equivalent Units credited pursuant to the Award, as both shall be adjusted from time to time pursuant to Section 10.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Certain Conditions of the Award.
          2.1 Compliance with Local Law. The Participant agrees that the Participant will not acquire shares pursuant to the Award or transfer, assign, sell or otherwise deal with such shares except in compliance with Local Law.
          2.2 Employment Conditions. In accepting the Award, the Participant acknowledges that:
               (a) Any notice period mandated under Local Law shall not be treated as Service for the purpose of determining the vesting of the Award; and the Participant’s right to receive shares in settlement of the Award after termination of Service, if any, will be measured by the date of termination of the Participant’s active Service and will not be extended by any notice period mandated under Local Law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (b) The vesting of the Award shall cease upon, and no Units shall become Vested Units following, the Participant’s termination of Service for any reason except as may be explicitly provided by the Plan or this Agreement.
               (c) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

               (d) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.
               (e) All decisions with respect to future Award grants, if any, will be at the sole discretion of the Company.
               (f) The Participant’s participation in the Plan shall not create a right to further Service with any Participating Company and shall not interfere with the ability of with any Participating Company to terminate the Participant’s Service at any time, with or without cause.
               (g) The Participant is voluntarily participating in the Plan.
               (h) The Award is an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to any Participating Company, and which is outside the scope of the Participant’s employment contract, if any.
               (i) The Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (j) In the event that the Participant is not an employee of the Company, the Award grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore the Award grant will not be interpreted to form an employment contract with any other Participating Company.
               (k) The future value of the underlying shares is unknown and cannot be predicted with certainty. If the Participant obtains shares upon settlement of the Award, the value of those shares may increase or decrease.
               (l) No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or shares acquired upon settlement of the Award resulting from termination of the Participant’s Service (for any reason whether or not in breach of Local Law) and the Participant irrevocably releases the Company and each other Participating Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.
          2.3 Data Privacy Consent.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among the members of the Participating Company Group for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that the Participating Company Group holds certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s

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participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any shares acquired upon settlement of the Award. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant’s local human resources representative.
     3. Administration.
     All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award shall be determined by the Committee. All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Award. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     4. The Award.
          4.1 Grant of Units. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 4.3 and Section 10. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock.
          4.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
          4.3 Dividend Equivalent Units. On the date that the Company pays a cash dividend to holders of Stock generally, the Participant shall be credited with a number of additional whole Dividend Equivalent Units determined by dividing (a) the product of (i) the dollar amount of the cash dividend paid per share of Stock on such date and (ii) the total number of Restricted Stock Units and Dividend Equivalent Units previously credited to the Participant pursuant to the Award and which have not been settled or forfeited pursuant to the Company Reacquisition Right (as defined below) as of such date, by (b) the Fair Market Value per share of Stock on such date. Any resulting fractional Dividend Equivalent Unit shall be rounded to the nearest whole number. Such additional Dividend Equivalent Units shall be subject to the same terms and conditions and shall be settled or forfeited in the same manner and at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited.
     5. Vesting of Units.
     Except as provided below in connection with a Change in Control, Units acquired pursuant to this Agreement shall become Vested Units as provided in the Grant Notice. Dividend Equivalent Units shall become Vested Units at the same time as the Restricted Stock Units originally subject to the Award with respect to which they have been credited. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is

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rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
     6. Company Reacquisition Right.
          6.1 Grant of Company Reacquisition Right. In the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).
          6.2 Ownership Change Event, Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 10, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 4.3) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units shall be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
     7. Settlement of the Award.
          7.1 Issuance of Shares of Stock. Subject to the provisions of Section 7.3 below, the Company shall issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 7.3, Section 7 or the Company’s Trading Compliance Policy.
          7.2 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          7.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of United States federal and state law and Local Law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable United States federal, state or foreign securities laws, including Local Law, or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          7.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

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     8. Tax Withholding.
          8.1 In General. Regardless of any action taken by the Company or any other Participating Company with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding obligations (the “Tax Obligations”), the Participant acknowledges that the ultimate liability for all Tax Obligations legally due by the Participant is and remains the Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Award, including the grant, vesting or settlement of the Award, the subsequent sale of shares acquired pursuant to such settlement, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Award to reduce or eliminate the Participant’s liability for Tax Obligations. The Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Obligations of the Company and any other Participating Company at the time such Tax Obligations arise. In this regard, the Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by each Participating Company which arise in connection with the Award. The Company shall have no obligation to process the settlement of the Award or to deliver shares until the Tax Obligations as described in this Section have been satisfied by the Participant.
          8.2 Assignment of Sale Proceeds. Subject to compliance with applicable law, including Local Law, and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Tax Obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to a Participating Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
          8.3 Withholding in Shares. If permissible under applicable law, including Local Law, the Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of the Tax Obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the Tax Obligations arise, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates.
     9. Effect of Change in Control.
     In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations with respect to all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit shall be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Notwithstanding the foregoing, in the event of a Change in Control in which the Acquiror, does not assume or continue the Company’s rights and obligations under any then outstanding Units subject to time-based vesting or substitute for such Unit a substantially equivalent right for the Acquiror’s stock, then the vesting and settlement of such Unit which is not assumed, continued or substituted for shall be accelerated in full effective immediately prior to but conditioned upon the consummation of the Change in Control, provided the Participant is providing Services immediately prior to the Change in Control. In addition, and notwithstanding anything in this Agreement to the contrary, to the extent the Unit is subject to performance based vesting, the vesting and settlement of such a Unit shall be accelerated in full immediately prior to but conditioned upon the consummation of the Change in Control (assuming for purposes of determining the extent of such

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acceleration that one hundred percent (100%) of the target level of performance was achieved), provided that Participant is providing Services immediately prior to the Change in Control.
          To the extent that a Unit is assumed, continued or substituted for by the Acquiror, such Unit shall be subject to accelerated vesting and settlement if, during the period commencing upon the consummation of the Change in Control and ending on the date occurring eighteen (18) months thereafter the Participant’s Service is terminated without Cause or the Participant terminates his or her Service for “Good Reason.” This accelerated vesting and settlement shall only be applicable if the Participant executes a separation agreement and release and such agreement and release becomes effective in accordance with its terms no later than sixty (60) days following such termination, in which event the accelerated vesting and settlement shall be effective on the date the separation agreement and release becomes effective.
          For purposes of this Agreement, “Good Reason” shall be defined as the occurrence of any of the following conditions without the Participant’s written consent, which condition(s) remain(s) in effect thirty (30) days after written notice to the Company from the Participant of such condition(s) and which notice must have been given within ninety (90) days following the initial occurrence of such condition(s):
          (i) a material diminution in the Participant’s authority, duties or responsibilities, causing the Participant’s position to be of materially lesser rank or responsibility as measured against the Participant’s authority, duties or responsibilities immediately prior to (A) such diminution, or (B) a Change in Control;
          (ii) a material decrease in the Participant’s “Base Salary Rate” or “Annual Target Bonus Rate” (subject to applicable performance requirements with respect to the actual amount of the Annual Target Bonus Rate earned and paid) other than any such material decrease that occurs in connection with a decrease that is imposed on all employees of the Participating Company Group (which shall include the Acquiror) at the time of such decrease; or
          (iii) the relocation of the Participant’s work place to a location that increases the regular commute distance between the Participant’s residence and work place by more than thirty (30) miles (one-way).
In the event that a Participant continues his/her employment for a period of one hundred eighty (180) days or more following the occurrence of any condition constituting Good Reason, such condition shall no longer constitute Good Reason.
          In addition, for purposes of this Agreement, “Annual Target Bonus Rate” means an amount equal to the aggregate of all annual incentive bonuses that would be earned by the Participant at the targeted annual rate (assuming attainment of 100% of all applicable performance goals) under the terms of the programs, plans or agreements providing for such bonuses in which the Participant was participating for the fiscal year in which the Participant’s termination occurs. For this purpose, annual incentive bonuses shall not include signing bonuses or other nonrecurring cash incentive awards. Further, for this purpose, “Base Salary Rate” means the greater of the Participant’s (i) monthly base salary rate in effect immediately prior to his/her Termination, or (ii) monthly base salary rate in effect immediately prior to a Change in Control, in either case without giving effect to any reduction in the Participant’s base salary rate that constitutes a Good Reason. For this purpose, base salary does not include any bonuses, commissions, fringe benefits, car allowances, other irregular payments or any other compensation except base salary.
          Notwithstanding anything in the Plan to the contrary, “Change in Control” shall mean for purposes of this Agreement the occurrence of any of the following:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person) “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than percent (50%) of the total combined voting power of the Company’s then-outstanding stock entitled to vote generally in the election of directors;

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          (ii) the Company is party to a merger or consolidation which results in the holders of the voting stock of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the stock entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation;
          (iiii) the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company); or
          (iv) a change in the composition of the Company’s Board within any consecutive 12-month period as a result of which fewer than a majority of the directors are Incumbent Directors;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) above in which a majority of the members of the board of directors of the Acquiror, immediately after such transaction is comprised of directors who were members of the Board immediately prior to consummation of such transaction.
     10. Adjustments for Changes in Capital Structure.
     Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy, which shall be treated in accordance with Section 4.3) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Award on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.
     11. Rights as a Stockholder, Director, Employee or Consultant.
     The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 4.3 and Section 10. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
     12. Legends.
     The Company may at any time place legends referencing any applicable United States federal or state or foreign securities law, including Local Law, restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all

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certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
     13. Miscellaneous Provisions.
          13.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.
          13.2 Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
          13.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
          13.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
          13.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
          13.6 Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
          13.7 Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 13.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.5(a).

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          13.8 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any settlement of the Award and shall remain in full force and effect.
          13.9 Country-Specific Terms and Conditions. Notwithstanding any other provision of this Agreement to the contrary, the Award shall be subject to the specific terms and conditions, if any, set forth in the Appendix to this Agreement which are applicable to the Participant’s country of residence, the provisions of which are incorporated in and constitute part of this Agreement. Moreover, if the Participant relocates to one of the countries included in the Appendix, the specific terms and conditions applicable to such country will apply to the Award to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan or this Agreement.
          13.10 Applicable Law. Except as provided pursuant to Section 13.7, this Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties as evidenced by this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of Santa Clara, California, or the federal courts of the United States for the Northern District of California, and no other courts, where this Agreement is made and/or performed.
          13.11 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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APPENDIX
ADDITIONAL TERMS AND CONDITIONS OF
TRIDENT MICROSYSTEMS, INC.
RESTRICTED STOCK UNITS AGREEMENT
FOR NON-US PARTICIPANTS
This Appendix includes additional terms and conditions that govern the Award granted to the Participant if he or she resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan or the Agreement.
PEOPLE’S REPUBLIC OF CHINA
The following terms and conditions are applicable only to citizens or passport holders of the People’s Republic of China:
Discretionary Sale of Shares Upon Settlement by Non-Insider Employee. This paragraph shall apply if the Participant is not subject to the Company’s Trading Compliance Policy on the applicable Settlement Date under the Award. The Participant acknowledges that the Company, in its sole discretion, may determine it to be necessary or advisable to require an immediate sale by the Participant of the shares of Stock issued to the Participant on any Settlement Date in order to comply with Local Law. If the Company so determines, then by accepting this Award, and without prior notification of such determination by the Company, the Participant hereby:
(i)	authorizes and directs the Company to deposit the shares of Stock issuable to the Participant on the Settlement Date to an account established for the benefit of the Participant in accordance with Section 7.3 of the Agreement with a brokerage firm designated by the Company (the “Brokerage Firm”); and

(ii)	irrevocably appoints the Company as the Participant’s agent to instruct the Brokerage Firm to sell on behalf of the Participant at the prevailing market price on the Settlement Date (or on the next trading day if the Settlement Date is not a day on which the markets are open for trading) the shares of Stock deposited with the Brokerage Firm on such Settlement Date; and

(iii)	irrevocably assigns to the Company or any other Participating Company out of the proceeds of such sale of shares an amount equal to the Tax Obligations required to be withheld in accordance with Section 8 of the Agreement, and authorizes the Company to instruct the Brokerage Firm to pay to the Company or another Participating Company an amount equal to the Tax Obligations required to be withheld; and

(iv)	authorizes and directs the Company to instruct the Brokerage Firm to deliver the proceeds of such sale of shares, net of brokerage commissions, fees and Tax Obligations withheld, to the Company for the benefit of the Participant and to be deposited to a designated custodial account for payment to the Participant; and

(v)	authorizes the Company and any other Participating Company to provide to the Brokerage Firm information regarding the details of the Award and the Tax Obligations, and authorizes the Brokerage Firm to provide to the Company and any other Participating Company confirmation of the details of the sale of the shares of Stock.
Mandatory Sale of Shares Upon Settlement by Insider Employee. This paragraph shall apply if the Participant is subject to the Company’s Trading Compliance Policy on the applicable Settlement Date under the Award. The Company shall require an immediate sale by the Participant of the shares of Stock issued to the Participant on each such Settlement Date under the Award. By accepting this Award, the Participant hereby irrevocably appoints the Company as the Participant’s agent and authorizes the Company, any other Participating Company, and the Brokerage Firm to take each of the enumerated actions described in the preceding paragraph in connection with each such sale of shares.

Special Administration in China. The vesting of the Award and the Participant’s ability to receive funds upon the sale of shares to be issued in settlement of the Award, as described above, will be contingent upon the Company or its Affiliate obtaining approval from the State Administration of Foreign Exchange (“SAFE”) of the People’s Republic of China for the related foreign exchange transaction and the establishment of a SAFE-approved bank account. The receipt of funds by the Participant from the sale of the shares and the conversion of those funds to the local currency must be approved by SAFE. In order to comply with the SAFE regulations, the proceeds from the sale of the shares must be repatriated to China through a SAFE-approved bank account established and monitored by the Company or its Affiliate.
FRANCE
Acknowledgment. “En signant et renvoyant le présent document décrivant les termes et conditions de mon attribution de récompense, je confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et ce contrat) qui m’ont été communiqués en langue anglaise. J’en accepte les termes en connaissance de cause.”
“By signing and returning this document providing for the terms and conditions of my Award grant, I confirm having read and understood the documents relating to this grant (the Plan and this Agreement) which were provided to me in English. I accept the terms of those documents accordingly.”
HONG KONG
Securities Law Notice. The Award and shares of Stock issued upon settlement of the Award do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company and its affiliates. The Agreement, including this Appendix, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. These documents have not been reviewed by any regulatory authority in Hong Kong. The Award is intended only for the personal use of the Participant and may not be distributed to any other person. If the Participant is in any doubt about any of the contents of the Agreement, including this Appendix or the Plan, the Participant should obtain independent professional advice.
Vesting of Awards and Sale of Shares. In the event that the Award vests and shares of Stock are issued to the Participant within six months after the Date of Grant, the Participant agrees that he or she will not dispose of any of such shares prior to the date six months following the Date of Grant.
INDIA
The Participant must repatriate all proceeds received from the sale of shares of Stock acquired upon settlement of the Award to India within ninety (90) days following the date of sale. The Participant must maintain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Participant’s employer requests proof of repatriation. It is the Participant’s responsibility to comply with applicable exchange control laws in India.
NETHERLANDS
Notification for Dutch Employees
The Participant has been granted an Award pursuant to which the Participant may acquire shares of Stock. The Participant should be aware of the Dutch insider trading rules, which may affect the sale of Stock. In particular, the Participant may be prohibited from effecting certain share transactions if the Participant has “inside information” regarding the Company. The applicable restrictions are further discussed below. The Participant is advised to read the discussion carefully to determine whether the insider trading rules could apply to the Participant. If it is uncertain whether the insider trading rules apply, the Company recommends that the Participant consult with his or her legal advisor. Please note that the Company cannot be held liable if the Participant violates the Dutch insider trading rules. The Participant is responsible for ensuring compliance with these rules.

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Prohibition Against Insider Trading. Dutch securities law prohibits insider trading. Under Article 46 of the Act on the Supervision of the Securities Trade 1995, anyone who has “inside information” related to the Company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of a detail concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price. The insider could be any employee of the Company or its Dutch subsidiary or affiliate who has inside information.
Given the broad scope of the definition of inside information, certain employees of the Company or of a Participating Company working at its Dutch subsidiary or affiliate may have inside information and thus are prohibited from engaging in a transaction in securities of the Company in the Netherlands at a time when they have such inside information.
By entering into the Agreement, the Participant acknowledges having read and understood the notification above and acknowledges that it is the Participant’s responsibility to comply with the Dutch insider trading rules.
SINGAPORE
Securities Law Notice
The Award and the shares of Stock to be acquired upon settlement of the Award are offered on a private basis and are therefore exempt from registration in Singapore.
UNITED KINGDOM
Tax and National Insurance Contributions Acknowledgment. The following provision supplements Section 8 of the Agreement:
The Participant agrees that if he or she does not pay, or the Company or another Participating Company does not withhold from the Participant, the full amount of the Tax Obligations that the Participant owes due to the vesting of the Award, or the release or assignment of the Award for consideration, or the receipt of any other benefit in connection with the Award (the “Taxable Event”) within ninety (90) days after the Taxable Event, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, then the amount that should have been withheld shall constitute a loan owed by the Participant to the Participant’s employer, effective ninety (90) days after the Taxable Event. The Participant agrees that the loan will bear interest at the official rate of HM Revenue and Customs (“HMRC”) and will be immediately due and repayable by the Participant, and the Company or another Participating Company may recover the loan at any time thereafter by withholding the funds from salary, bonus or any other funds due to the Participant by the Participating Company, by withholding in shares of Stock issued upon settlement of the Award or from the cash proceeds from the sale of shares of Stock or by demanding cash or a cheque from the Participant. The Participant also authorizes the Company to delay the issuance of any shares of Stock to him or her unless and until the loan is repaid in full.
Notwithstanding the foregoing, if the Participant is an executive officer or director (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that the Participant is an executive officer or director and Tax Obligations are not collected from or paid by him or her within ninety (90) days after the Taxable Event, the amount of any uncollected Tax Obligations may constitute a benefit to the Participant on which additional income tax and national insurance contributions may be payable. The Participant will be responsible for reporting any income tax and National Insurance Contributions due on this additional benefit directly to HMRC under the self-assessment regime.
Joint Election for Pass-Through of Employer National Insurance Contributions. The Participant acknowledges and agrees that participation in the Plan and the vesting of the Award may, at the Company’s discretion, be subject to and contingent upon the Participant’s prompt execution of the Inland Revenue approved joint election in the form provided by the Company or its subsidiary, transferring all or a portion of the Company’s (or its subsidiary’s) National Insurance Contribution liability to the Participant.

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